Exhibit 99.1

Contacts:

Timothy R. Oakes, Chief Financial Officer

Russell Smith, Senior Vice President / Investor Relations

(781) 246-3343

Edgewater Acquires Meridian Consulting International

Strategic Finance Practice Expands EPM Offerings

Wakefield, MA, May 18, 2010 – Edgewater Technology, Inc. (NASDAQ: EDGW, www.edgewater.com, “Edgewater” or the “Company”), a consulting firm that brings a synergistic blend of specialty services to its clients in the areas of business advisory, analytics, data management and technology, today announced it has completed an asset acquisition with Chicago-based Meridian Consulting International (“Meridian”). Meridian is a specialty solution provider of Oracle’s Hyperion Strategic Finance product (“HSF”) which encompasses strategic planning and forecasting, scenario modeling and mergers and acquisitions analysis.

The acquisition is expected to:

•	Expand Edgewater’s business advisory service capabilities to the Office of the CFO;

•	Create a full suite of Oracle enterprise performance management (“EPM”) offerings;

•	Solidify Edgewater’s geographical footprint in the Chicago/Mid-West area;

•	Be easily packaged with the Company’s other service offerings; and

•	Be accretive to earnings.

“The acquisition of Meridian continues the investment in our EPM-related service offerings and aligns with our product-centric service offering model. The addition of Meridian’s HSF capabilities strategically positions Edgewater as the only domestic company with the capability to provide the full suite of Oracle’s EPM service offerings. We anticipate that this acquisition will be immediately integrated into Edgewater-Ranzal, our existing Oracle EPM practice, and can be quickly leveraged for future growth,” stated Shirley Singleton, Chairman, President and Chief Executive Officer of Edgewater.

Headquartered in Chicago, IL, Meridian has delivered services to organizations across various vertical markets including Energy, Higher Education, Retail and Healthcare.

“We are proud of the organization we have built and are pleased to see that Edgewater recognizes the value our company brings to the table. Edgewater presents Meridian with a well established and highly regarded EPM service channel through which we can immediately expand our current business development activities enabling us to continue our growth story,” said Ricardo Rasche, one of Meridian’s cofounders. “We are eager to combine Edgewater’s existing EPM service offerings with our own and excited about the potential for new business opportunities that may arise as a result of our integrated service offering portfolio.”

The acquisition will be accounted for as an asset purchase with Meridian stockholders receiving total upfront consideration of $1.75 million, subject to net working capital adjustments to be calculated post-closing. Additionally, the former Meridian stockholders will have the potential to earn additional consideration of up to $2.7 million based upon the achievement of certain performance-based objectives over a 36-month period following the closing date.

DecisionPoint International, a boutique technology investment bank, served as an advisor to Edgewater on this transaction.

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About Edgewater

Edgewater is a consulting firm that brings a synergistic blend of specialty services to its clients in the areas of business advisory, analytics, data management and technology. We develop business strategies and technology solutions that address our clients’ specific needs while providing them with an increased competitive advantage. Headquartered in Wakefield, MA, we typically go to market both vertically by industry and horizontally by product and technology specialty and provide our clients with a wide range of business and technology offerings. To learn more, visit www.edgewater.com or call 800-410-4014.

About Edgewater-Ranzal

Edgewater-Ranzal (“Ranzal”), an Edgewater Company, is a leading provider of enterprise performance management (EPM) solutions on the Oracle/Hyperion platform. For over fifteen years, Ranzal has provided innovative consulting solutions to solve complex business problems while creating efficiencies that directly impact clients’ bottom lines. Ranzal is one of the largest Oracle/Hyperion practices in the United States and an Oracle/Hyperion Platinum Partner.

Safe Harbor Statement

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